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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D. C.  20549




                                       FORM 8-K


                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported) - March 1, 1999



                              J. C. PENNEY COMPANY, INC.
                (Exact name of registrant as specified in its charter)



              Delaware                      1-777                 13-5583779

     (State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)                   File No.)           Identification No.)



      6501 Legacy Drive                                           75024-3698
      Plano, Texas

      (Address of principal                                       (Zip code)
      executive offices)


     Registrant's telephone number, including area code:          (972) 431-1000

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     Item 5.          Other Events.
     ______           ____________

               On March 1, 1999, J. C. Penney Company, Inc. (the "Company") completed its acquisition of Genovese Drug Stores, Inc. As noted in the press release announcing the completion of the transaction, which is incorporated by reference herein as Exhibit 20 hereto, each Genovese stockholder will receive 0.6709 of a share of the Company's Common Stock of 50c par value for each share of Genovese common stock held by such stockholder.


     Item 7.   Financial Statements and Exhibits.
     ______    _________________________________

           (c) Exhibits.

               20  J. C. Penney Company, Inc. press release dated March 1, 1999.

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                                      SIGNATURES
                                      __________


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              J. C. PENNEY COMPANY, INC.


                                              /s/ C. R. Lotter
                                              _________________________
                                              C. R. Lotter
                                              Executive Vice President,
                                              Secretary and General Counsel



     Date:  March 9, 1999

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                                    Exhibit Index


     Exhibit
     Number            Description
     ______            ___________

       20          J. C. Penney Company, Inc. Press Release dated March 1, 1999.